PROXY	MANAGED VOLATILITY BALANCED PORTFOLIO	PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 7, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK VARIABLE INSURANCE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Erica Blake, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara C.S. Moldwin, Harsha Pulluru, Christopher Sechler, Betsy Anne Seel, Fernando Silva, Salvatore Schiavone, Jay Aronowitz, and Phil Fontana, with full power of substitution in each, to vote all the shares of beneficial interest of Managed Volatility Balanced Portfolio (“the Fund”), a series of John Hancock Variable Insurance Trust (“JHVIT”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHVIT (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on Wednesday, October 7, 2026, at 2:00 p.m. Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated [August ], 2026, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement and Prospectus.

VOTE VIA THE INTERNET: N/A VOTE VIA THE TELEPHONE: N/A
VOTE VIA MAIL: Vote, date and sign this proxy card and return it promptly in the enclosed envelope.
999 9999 9999 999

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:

Name:

Title:

Date:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

	☐FOR	☐AGAINST	☐ABSTAIN
To approve an Agreement and Plan of Reorganization between Managed Volatility Balanced Portfolio (the “Acquired Fund”) and Lifestyle Balanced Portfolio (the “Acquiring Fund”), each a series of the Trust. Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying Proxy Statement/Prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund’s liabilities.

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on October 7, 2026

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY	MANAGED VOLATILITY CONSERVATIVE PORTFOLIO	PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 7, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK VARIABLE INSURANCE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Erica Blake, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara C.S. Moldwin, Harsha Pulluru, Christopher Sechler, Betsy Anne Seel, Fernando Silva, Salvatore Schiavone, Jay Aronowitz, and Phil Fontana, with full power of substitution in each, to vote all the shares of beneficial interest of Managed Volatility Conservative Portfolio (“the Fund”), a series of John Hancock Variable Insurance Trust (“JHVIT”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHVIT (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on Wednesday, October 7, 2026, at 2:00 p.m. Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated [August ], 2026, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement and Prospectus.

VOTE VIA THE INTERNET: N/A VOTE VIA THE TELEPHONE: N/A
VOTE VIA MAIL: Vote, date and sign this proxy card and return it promptly in the enclosed envelope.
999 9999 9999 999

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:

Name:

Title:

Date:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

	☐FOR	☐AGAINST	☐ABSTAIN
To approve an Agreement and Plan of Reorganization between Managed Volatility Conservative Portfolio (the “Acquired Fund”) and Lifestyle Conservative Portfolio (the “Acquiring Fund”), each a series of the Trust. Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying Proxy Statement/Prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund’s liabilities.

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on October 7, 2026

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY	MANAGED VOLATILITY GROWTH PORTFOLIO	PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 7, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK VARIABLE

INSURANCE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Erica Blake, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara C.S. Moldwin, Harsha Pulluru, Christopher Sechler, Betsy Anne Seel, Fernando Silva, Salvatore Schiavone, Jay Aronowitz, and Phil Fontana, with full power of substitution in each, to vote all the shares of beneficial interest of Managed Volatility Growth Portfolio (“the Fund”), a series of John Hancock Variable Insurance Trust (“JHVIT”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHVIT (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on Wednesday, October 7, 2026, at 2:00 p.m. Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated [August ], 2026, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement and Prospectus.

VOTE VIA THE INTERNET: N/A VOTE VIA THE TELEPHONE: N/A
VOTE VIA MAIL: Vote, date and sign this proxy card and return it promptly in the enclosed envelope.
999 9999 9999 999

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:

Name:

Title:

Date:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

	☐FOR	☐AGAINST	☐ABSTAIN
To approve an Agreement and Plan of Reorganization between Managed Volatility Growth Portfolio (the “Acquired Fund”) and Lifestyle Growth Portfolio (the “Acquiring Fund”), each a series of the Trust. Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying Proxy Statement/Prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund’s liabilities.

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on October 7, 2026

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY	MANAGED VOLATILITY MODERATE PORTFOLIO	PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 7, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK VARIABLE

INSURANCE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Erica Blake, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara C.S. Moldwin, Harsha Pulluru, Christopher Sechler, Betsy Anne Seel, Fernando Silva, Salvatore Schiavone, Jay Aronowitz, and Phil Fontana, with full power of substitution in each, to vote all the shares of beneficial interest of Managed Volatility Moderate Portfolio (“the Fund”), a series of John Hancock Variable Insurance Trust (“JHVIT”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHVIT (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on Wednesday, October 7, 2026, at 2:00 p.m. Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated [August ], 2026, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement and Prospectus.

VOTE VIA THE INTERNET: N/A VOTE VIA THE TELEPHONE: N/A
VOTE VIA MAIL: Vote, date and sign this proxy card and return it promptly in the enclosed envelope.
999 9999 9999 999

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:

Name:

Title:

Date:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

	☐FOR	☐AGAINST	☐ABSTAIN
To approve an Agreement and Plan of Reorganization between Managed Volatility Moderate Portfolio (the “Acquired Fund”) and Lifestyle Moderate Portfolio (the “Acquiring Fund”), each a series of the Trust. Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying Proxy Statement/Prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund’s liabilities.

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on October 7, 2026

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE